Exhibit 99.1

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 1

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION

	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION
Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 2

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)
MONTH:		77
DISTRIBUTION DATE:		11/21/05
DETERMINATION DATE:		11/16/05
		32

MORTGAGE LOANS PAYMENT SUMMARY
	COLLECTION PERIOD:

	MTGE LOANS INTEREST RECEIVED	$471,071.68
	MTGE LOANS PRINCIPAL RECEIVED	$3,482,252.91
	MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$4,136.03
	MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
	MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
	MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
	MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
	MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
	MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
	MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

	MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$1,580,363.18
	MTGE LOANS LIQUIDATION LOSS AMOUNT	$22,241.52

	MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$79,118,313.57
	AVERAGE MTGE LOANS RATE	7.21060%

DELINQUENCY & REO SUMMARY
	DEL STAT 1—NO. OF ACCTS	48
	DEL STAT 1—CURRENT BALANCE	$1,342,252.78
	DEL STAT 2—NO. OF ACCTS	14
	DEL STAT 2—CURRENT BALANCE	$520,098.25
	DEL STAT 1+—NO. OF ACCTS	102
	DEL STAT 1+—CURRENT BALANCE	$3,362,123.86
	DEL STAT 3+—NO. OF ACCTS	40
	DEL STAT 3+—CURRENT BALANCE	$1,499,772.83

	REO—NO. OF ACCTS	0
	REO—CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é	TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	73.5853%
	CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
	RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.711%
	MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
	LIBOR RATE FOR CURRENT INTEREST PERIOD	4.00000%
	INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é	AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
	SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 3

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	11/21/05
LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	4.00000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	6.50182%
Maximum Rate	6.50182%
Investor Certificate Rate (LIBOR + 26 bps)	4.26000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	32

Beginning Pool Balance	81,042,444.82
Beginning Investor Certificate Principal Balance	39,008,179.79
Beginning Transferor Principal Balance	39,637,776.70
Beginning Invested Amount	41,404,668.12
Investor Floating Allocation Percentage	51.0901%
Liquidation Loss Amount	22,241.52
Servicing Fee	33,767.69

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	471,071.68
Mtge Loans Principal	3,482,252.91
Mtge Loans Net Liquidation Proceeds	4,136.03
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	3,957,460.62

Mtge Loans Interest	471,071.68
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	4,136.03
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	475,207.71

Mtge Loans Principal	3,482,252.91
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	3,482,252.91

Interest Collections	475,207.71
Principal Collections	3,482,252.91

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	242,784.11
Investor Principal Collections	3,412,600.39
Transferor Interest Collections	232,423.60
Transferor Principal Collections	69,652.52
(Check)	0.00
Investor Loss Amount	11,363.22
Transferor Loss Amount	10,878.30

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 4

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)
Distribution Date:	11/21/2005

Investor Interest Collections	242,784.11

less Investor Servicing Fee	17,251.95
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	147,710.97
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	3,575.75
less Investor Loss Amount	11,363.22
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	62,882.22
less Accelerated Principal Distribution Amount	8,559.91
less Deposit to (Release from) Spread Account	(8,559.91)
Remaining Excess Interest	62,882.22

Investor Distributions
Investor Certificate Interest	147,710.97
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	1,901,889.73
Alternative Principal Payment	1,901,889.73
Maximum Principal Collections	3,412,600.39
Principal Distribution Amount	3,412,600.39
Investor Loss Amount Distributed to Investors	11,363.22
Excess Interest Paid as Principal	8,559.91

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	215,907.86
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	69,652.52

Excess Int. (Shortfall) a/ Interest	95,073.13
Excess Int. (Shortfall) a/ Premium b/ Losses	91,497.38
Excess Int. (Shortfall) a/ Losses	80,134.17
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,580,234.48
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 5

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	11/21/05

Beginning Pool Balance	81,042,444.82
Interest Distribution	475,207.71
Principal Distribution	3,482,252.91
Additional Balances	1,580,363.18
Liquidation Loss Amount	22,241.52
Ending Pool Balance	79,118,313.57

Beginning Investor Certificate Principal Balance	39,008,179.79
Investor Certificate Interest	147,710.97
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,432,523.51
Ending Investor Certificate Principal Balance	35,575,656.28
Pool Factor	0.0711513

Beginning Transferor Balance	39,637,776.70
Interest Distribution (including funds released from Spread Account)	232,423.60
Principal Distribution (including Unallocated Transferor Principal Collections)	69,652.52
Additional Balances	1,580,363.18
Losses allocated to Transferor	10,878.30
Ending Transferor Balance	41,137,609.05
Minimum Transferor Interest	3,955,915.68
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	41,404,668.12
Principal Distribution Amount	3,412,600.39
Investor Loss Reduction Amount	11,363.22
Ending Invested Amount	37,980,704.52

Beginning Total OC Amount	2,396,488.33
Ending Total OC Amount	2,405,048.24
Ending Total OC Amount (% of Original Invested Amount)	0.48%

Spread Account Cap Amount	94,951.76
Beginning Spread Account Balance	103,511.67
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(8,559.91)
Ending Spread Account Balance	94,951.76
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 6

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	11/21/05

Beginning Insured Principal Amount	$39,008,179.79
Ending Insured Principal Amount	$35,575,656.28

Available Credit Enhancement	0.49%
Investor Distribution Amount	3,580,234.48
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	285,560.39

Investor Loss Amount Reimbursed from Excess Interest	11,363.22
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	2,405,048.24
Cum. Principal Payments (Including ECPB & APDA)	464,424,343.72
Cum. Principal Payments (Excluding ECPB & APDA)	462,010,735.57
Cum. OC Amount	2,405,048.24
Cum. SA Deposits	94,951.76
Cum. Liquidation Losses	8,873,408.97
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.539%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 7

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	11/21/05

SOURCES OF FUNDS:
Mtge Loans Interest	471,071.68
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	4,136.03
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	3,482,252.91
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	3,957,460.62

USES OF FUNDS
Servicing Fee	33,767.69
Investor Interest Distribution	147,710.97
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,432,523.51
Transferor Distribution (not including Cash Released to Transferor)	285,560.39
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	3,575.75
Cash Deposited to (Released from) Spread Account	(8,559.91)
Cash Released to Transferor	62,882.22
Total	3,957,460.62

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	675,739.52
Aggregate Amount of Locked Balances—%	0.854%
Portfolio CLTV as of the End of the Collection Period	73.585%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 8

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)
Distribution Date:	11/21/05

A. POOL INFORMATION

Aggregate Amount of Collections	3,957,460.62
Aggregate Amount of Interest Collections	475,207.71
Aggregate Amount of Principal Collections	3,482,252.91
Transfer Deposit Amount	0.00
Beginning Pool Balance	81,042,444.82
Ending Pool Balance	79,118,313.57
Additional Balances	1,580,363.18
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.539%
Servicing Fee	33,767.69
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	51.09%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	242,784.11
Investor Principal Collections	3,412,600.39
Transferor Interest Collections	232,423.60
Transferor Principal Collections	69,652.52
Investor Loss Amount	11,363.22
Beginning Invested Amount	41,404,668.12
Ending Invested Amount	37,980,704.52

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	147,710.97
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00
Principal Distribution Amount	3,412,600.39
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	3,412,600.39
Alternative Principal Payment	1,901,889.73
Principal Collections less Additional Balances	1,901,889.73
Investor Loss Amount Distributed to Investors	11,363.22
Accelerated Principal Distribution Amount	8,559.91

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	39,008,179.79
Ending Certificate Principal Balance	35,575,656.28
Pool Factor	0.0711513

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 9

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:		11/21/05

E.	DISTRIBUTIONS TO TRANSFEROR

	Interest Distribution	232,423.60
	Principal Distribution	69,652.52
	Amount Distributed to Transferor	0.00

F.	TRANSFEROR BALANCE

	Beginning Transferor Principal Balance	39,637,776.70
	Ending Transferor Principal Balance	41,137,609.05
	Minimum Transferor Balance	3,955,915.68

G.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	4.26000%
	LIBOR Rate	4.00000%
	Maximum Rate	6.50182%
	Weighted Average Mortgage Net Loan Rate	6.50182%

H.	CREDIT ENHANCEMENT

	Credit Enhancement Fee	3,575.75
	Guaranteed Amount	0.00
	Guaranteed Principal Distribution Amount	0.00
	Credit Enhancement Draw Amount	0.00

I.	SPREAD ACCOUNT

	Beginning Spread Account Balance	103,511.67
	Ending Spread Account Balance	94,951.76
	Amount to be distributed to (Released from) the Spread Account	(8,559.91)
	Spread Account Maximum	94,951.76

J.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	48
	Trust Balances	1,342,252.78
	Delinquent 60-89 days
	No. of Accounts	14
	Trust Balances	520,098.25
	Delinquent 90+ days
	No. of Accounts	40
	Trust Balances	1,499,772.83
	Delinquent 9+ months
	No. of Accounts	0
	Trust Balances	0.00
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 10

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:		11/21/05

K.	EVENT OF DEFAULT TRIGGERS	0
	Failure by Seller to make payment within 5 Business Days of Required Date ?	0
	Failure by Seller to perform any covenants described in the Agreement ?	0
	Bankruptcy or Insolvency relating to Servicer ?	0

L.	RAPID AMORTIZATION EVENT TRIGGERS	0

	Failure by Seller to make payment within 3 Business Days of Required Date ?	0
	Breach of Representation or Warranty by Seller or Depositor ?	0
	Bankruptcy or Insolvency relating to Transferor ?	0
	Subject to Investment Company Act of 1940 Regulation ?	0
	Any Event of Default ?	0
	Draws Under Policy are Greater than 1% of Initial Pool Principal Balance ?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of November 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel

Philip C. McNiel Vice President

Distribution List:

MBIA

Bill Marshall, JPMorgan Chase Bank, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 11

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	11/21/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.295422
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	6.865047
Principal Distribution Amount	6.825201
Maximum Principal Payment	6.825201
Alternative Principal Payment	3.803779
Principal Collections less Additional Balances	3.803779
Investor Loss Amount Distributed to Investors	0.022726
Accelerated Principal Distribution Amount	0.017120
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	7.160469

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	39,008,179.79
Ending Investor Certificate Balance	35,575,656.28
Beginning Invested Amount	41,404,668.12
Ending Invested Amount	37,980,704.52
Investor Certificateholder Floating Allocation Percentage	51.0901%
Pool Factor	0.0711513
Liquidation Loss Amount for Liquidated Loans	22,241.52
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	81,042,444.82
Ending Pool Balance	79,118,313.57
Servicing Fee	33,767.69

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	4.260000%
LIBOR Rate	4.000000%
Maximum Rate	6.501824%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	48
Trust Balances	1,342,252.78
Delinquent 60-89 days
No. of Accounts	14
Trust Balances	520,098.25
Delinquent 90+ days
No. of Accounts	40
Trust Balances	1,499,772.83
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation Banc One Home Equity Loan Trust 1999-1		Page 12

P & S Agreement Date: Original Settlement Date: Series Number of Certificates:	May 31, 1999 June 23, 1999
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/21/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 16th day of November 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel

Philip C. McNiel Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.